Annual Report

December 31, 2000

Mid-Cap Equity Growth Fund

T. Rowe Price Invest wih Confidence (registered trademark)


DEAR INVESTOR

The stock market began 2000 much as it ended 1999, with manic speculation focused on the so-called New Economy sectors-technology, media, telecom, and the Internet. Early in the year, in fact, the market's trajectory suggested that the Standard & Poor's 500 Stock Index might gain more than 20% for the sixth straight year. However, reality interjected and the market corrected beginning in March, led by the New Economy stocks that had risen so spectacularly in the latter stages of the market's advance.

     Most indices ended the year near their lows. While the S&P 500 fell 9% for the year, the tech-laden Nasdaq Composite Index plunged 39% in 2000, and an astonishing 54% from its March 10 high to its December 20 low. Nevertheless, as the New Economy issues deflated, many companies in traditional Old Economy businesses, the mainstay of this fund for many years, actually performed quite well. In fact, broad mid-cap indices bucked the overall downtrend, led entirely by value-oriented stocks.

     Performance Comparison

     Periods Ended 12/31/00                     6 Months            12 Months

     Mid-Cap Equity Growth Fund                     1.49%                7.86%

     S&P MidCap 400 Index                           7.83                17.51

     Russell Midcap Growth Index                  -21.31               -11.75

     Lipper Mid-Cap Core Fund Index                -3.98                 6.26

     The strong 17.51% gain of the S&P MidCap 400 Index, as shown in the table, was driven by the significant influence of value stocks, such as financials and utilities. The Russell Midcap Growth Index posted a steep loss for the year, hurt by a second-half freefall, while the Russell Midcap Value Index surged more than 19% in 2000, paced by a strong second-half advance. Your fund's growth-at-a-reasonable-price approach falls well between these extremes, as illustrated by the fund's small second-half gain and respectable 7.86% increase for the year. While these results were mixed versus the two unmanaged market indices, they exceeded our benchmark of competing funds, the Lipper Mid-Cap Core Fund Index. Since inception on July 31, 1996, the fund has gained 125.24% (for an average annual return of 20.18%), versus 148.60% for the S&P MidCap Index.

MARKET ENVIRONMENT

     In the midst of an economic expansion that has shattered all records for longevity, U.S. economic growth actually accelerated in the first quarter of 2000. The Federal Reserve, which raised short-term rates three times in 1999 in an attempt to avert potential inflation from an overheated economy, upped the ante three more times in the first half of 2000. By late spring, consumer and industrial companies began to see evidence of a slowdown, but this was just a harbinger of what was to come. By fall, the economy began to slow swiftly, albeit from a high level of growth. The deceleration was probably caused by several factors: higher interest rates, which constricted credit to some of the high-flying sectors like telecommunications; the popping of the Internet bubble and subsequent stock market decline; and higher energy costs, particularly for natural gas, which is used to heat a majority of American homes. In any case, we exited 2000 on a starkly different trajectory from the one we started on-declining growth, falling consumer confidence, mounting layoffs, and the threat of recession. Welcome, President Bush.

     In early 2000, the stock market, like the economy, proved resilient in spite of rising interest rates. Powerful momentum-and rabid speculation-carried over from late 1999. Stock indices were extremely volatile. As we have noted before, high volatility is often associated with major turning points in markets. And so it was this time. A sharp correction in New Economy stocks took place in the spring, followed by a recovery that lasted through the summer. The summer resurgence encompassed a broader number of stocks, including value-oriented sectors such as energy and financials, but some sectors, particularly the unprofitable dot-coms, hardly recovered at all.

     By September, the high-flying New Economy stocks began to fade again, this time precipitated not simply by high valuations but also by nascent signs of fundamental weakness in their businesses. Venture capitalists compounded the downturn by unloading stakes they had acquired in companies before they went public, supplying a seemingly endless amount of stock to the markets even as prices fell. Public market investors were left to conclude that those who knew these companies best wanted out at any price. As numerous negative earnings preannouncements from tech companies filled the news in November, the decline became a rout.

     Growth vs. Value

     Periods Ended 12/31/00                     6 Months            12 Months

     Russell Midcap Growth Index                 -21.31%              -11.75%

     Russell Midcap Value Index                    20.01                19.18

     During the year, value stocks supplanted growth stocks as the market leaders after several years of growth stock hegemony. In hindsight, perhaps this was to be expected. As we noted last year at this time, the press was pillorying icons of value investing, such as Warren Buffett, and lionizing young Internet entrepreneurs. Although growth stocks-particularly those of the large-cap variety-have had a long run, value and growth stocks tend to perform comparably over the long term, and the pendulum is definitely swinging back toward value. Mid-cap stocks were among the best performing groups last year, although there was a strong bias to the value side, as discussed. The strength among mid-caps reflected better earnings growth and more attractive valuations relative to large-caps. The best performing sectors included health care, financials, energy, and utilities.

PORTFOLIO REVIEW

     Health care stocks were the fund's best performers in 2000, and seven of the top 10 contributors in the second half were health-related. Three health care services companies led the list of top performers. The fund's best holdings in any given period have usually executed bold strokes-they have been acquired, made a major acquisition, or vastly exceeded earnings expectations. This time, however, the three health care services companies merely executed their business plans, but investor perceptions of the sector improved dramatically.

     Lincare, one of the nation's largest home oxygen providers and the fund's top performer for the half, continued to gain market share. As investor concerns about government reimbursement subsided, the stock was rewarded with a significant price-earnings multiple expansion. The second-largest contributor for the half, and the top performer for the year, was AmeriSource Health, a leading drug distributor to hospitals and pharmacies. As the year began, investors had an irrational fear that this sector would be disintermediated by the Internet, but as reality returned, the concern receded and the stock more than tripled. Omnicare, a pharmacy provider to nursing homes and the fund's third-best performer in the half, recovered from an earnings miss at midyear to post a strong profit recovery.

     Among the top non-health care stocks that contributed to our performance in 2000 were Waddell & Reed Financial, a well-run investment manager that is gaining recognition on Wall Street, and Concord EFS, a leading processor of credit and debit card transactions that made a notable acquisition this year.

     While our worst performers over the past six and 12 months were overwhelmingly technology and telecom companies, a retailer topped the list for both periods. Circuit City, the large consumer electronics retailer (and a longtime fund holding) disappointed us repeatedly during the year as its earnings fell well short of expectations. We were overly patient with this company because we believed-and still do-that we are in the early stages of a huge digital upgrade cycle in consumer electronics that will culminate in affordable, fully digital flat-screen televisions populating many of our homes in the years ahead. What we missed was that Circuit City's format was becoming outdated, and the company was losing market share to its primary competitor, Best Buy, which we belatedly added as a new position.

     KLA-Tencor, a semiconductor equipment supplier, and Lattice Semiconductor, a maker of programmable logic devices, were poor performers as earnings expectations fell late in the year. We added to our positions in both, as we believed that valuations were close to trough levels barring a deep recession in 2001. Telecom companies were also among the fund's worst contributors for both periods. Western Wireless, a rural cellular provider in the western United States, was our second-best contributor in 1999, but the stock relinquished some of those gains during 2000, even though it generally met investor expectations. Though we sold a significant part of our position in late 1999 and early 2000, we recently added to our holdings in the belief that the stock is again attractively valued. We also added to Allegiance Telecom, a competitive local exchange carrier. Its stock was cut by two-thirds in the telecom stock panic last fall, but we feel its fundamentals are intact.

     Sector Diversification
                                                 6/30/00             12/31/00

     Financial                                        10%                  12%

     Health Care                                      16                   22

     Consumer                                          9                    7

     Technology                                       22                   18

     Business Services                                29                   29

     Energy                                            6                    7

     Industrial                                        4                    3

     Reserves                                          4                    2

     Total                                           100%                 100%


     As technology and telecom stocks in general corrected significantly, we added to our positions. We emphasized semiconductors, semiconductor capital equipment, and telecom service providers that we found attractive at their reduced levels. We are still somewhat wary of the software and telecom equipment sectors, where stock prices, while steeply discounted from a few months ago, still look quite high. The strong performance of health care stocks and the decline in technology issues were the primary determinants of changes in our industry weightings during the half.

INVESTMENT STRATEGY AND OUTLOOK

     Looking back on 2000, it seems hard to believe that the extremes we witnessed in the stock market and in the economy all took place in one year. As the year began, New Economy issues were sprinting to new highs while the stocks of many of the steadier, more traditional growth companies we tend to favor declined relentlessly. By year-end, however, many Old Economy stocks were pushing new highs, while the former New Economy darlings had experienced a sickening plunge.

     While the press has widely portrayed 2000 as a bear market year, trumpeting the Nasdaq's 39% decline, the damage was primarily in the technology, telecom, media, and Internet sectors so heavily represented in that index. The S&P 500 was down 9% but more of the 500 rose than fell for the year. And to put the Nasdaq decline in perspective, the index is still up more than 50% over the past three years. The year was particularly painful for investors concentrated in a few sectors, but less so for the majority who were more broadly diversified.

     Much has been written about the Internet stock bubble, and tales of the frenzy certainly make for entertaining reading. (As an aside, the press played an important role in creating and reinforcing the bubble mentality, but that is a topic for another day.) Now, as we read a seemingly never-ending stream of dot-com obituaries, it has become evident that the Internet will drive corporate America to greater efficiencies longer-term, but pure dot-com models of success will be rarities.

     Less well understood is the underpinning of the tech stock boom that provided the ebullient backdrop for the Internet bubble in the first place. Corporate expenditures on capital equipment ranged from 5% to 6% of gross domestic product (GDP) from the late 1970s through 1991. But this level more than doubled over the past decade to about 12% of GDP today as businesses embraced new computer and communications technologies. Since 1994, capital expenditures on information processing equipment have grown at rates of 20% to 25%, a stupendous pace of expansion that is unsustainable longer-term.

     The surge in capital investment produced a long up-cycle in technology stocks, leading some to conclude that tech was no longer cyclical. Traditionally, however, corporate capital expenditures have been one of the most cyclical components of GDP. With technology now accounting for over half of all corporate capital outlays, we believe technology vendors are quite vulnerable to a reduction in the growth of capital spending as corporate profit growth slows. Furthermore, the high level of tech spending over the last several years was financed primarily by stock and bond offerings, but the capital markets are much less hospitable today than even a few quarters ago.

     Looking back on this period of financial history, it is possible that the real anomaly was a capital-spending boom of unprecedented magnitude. The optimists will argue that the long-term trend of substituting capital for labor has simply accelerated. But if this boom is coming to an end, how government policymakers and the financial markets react to the aftershocks will be critical.

     Will Nasdaq's bear market eventually envelop the rest of the market? Or will we look back on this period as a healthy corrective phase that cleansed the excesses of speculation from the system-a pause in the bull market? The answer probably depends on the economy. In the first half of 2000, the economy grew at a blistering pace, but by year-end we were seeing widespread weakness across most industry groups. This is the most sudden and severe decline in business activity in many years. As we write, the Federal Reserve has just taken the extraordinary step of an emergency half-point cut in short-term interest rates. If the economy averts a recession, and the technology-spending boom subsides to a manageable pace, corporate profit growth should resume. With valuations at more modest levels than a year ago, the broader marker should not duplicate Nasdaq's fate.

     Valuations of mid-cap stocks, while above their lows of March 1999, are still very attractive relative to larger companies. Mid-cap performance cycles tend to be long, and we believe that we are less than two years into a multi-year upswing relative to large-caps. We are also encouraged that after a period of rampant speculation the market is rediscovering fundamentals and long-term investing seems to be returning to vogue. Momentum investing is giving way to a sharper appreciation of earnings, cash flow, and valuations. This is a better environment for our valuation-sensitive growth approach. While we may struggle if value continues to outperform growth in the short term, we believe the fund is well positioned to achieve attractive returns in the years ahead. Respectfully submitted,

     Brian W.H. Berghuis President of the fund and chairman of the Investment Advisory Committee

     John F. Wakeman Executive vice president of the fund

     January 15, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights

Twenty-Five Largest Holdings

                                                            Percent of
                                                            Net Assets
                                                              12/31/00

  Waddell & Reed Financial                                        2.8%

  AmeriSource Health                                              2.3

  Concord EFS                                                     2.1

  Lincare                                                         1.9

  Western Wireless                                                1.8

  Affiliated Computer Services                                    1.7

  Waters Corporation                                              1.7

  King Pharmaceuticals                                            1.6

  Omnicare                                                        1.6

  Devon Energy                                                    1.6

  Wellpoint Health Networks                                       1.6

  Federated Investors                                             1.6

  KLA-Tencor                                                      1.5

  Manpower                                                        1.4

  TJX                                                             1.4

  Robert Half International                                       1.3

  St. Jude Medical                                                1.3

  Republic Services                                               1.3

  Tidewater                                                       1.2

  Heller Financial                                                1.2

  Analog Devices                                                  1.2

  Gilead Sciences                                                 1.2

  Teva Pharmaceutical                                             1.2

  Diamond Offshore Drilling                                       1.2

  Capital One Financial                                           1.2

  Total                                                          38.9%


Note: Table excludes reserves.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The market index does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Equity Growth Fund

                                      Mid-Cap                         Lipper
                                       Equity            S&P         Mid-Cap
                                       Growth        Mid-Cap       Core Fund
                                         Fund          Index           Index

7/31/96                                 10000          10000           10000
12/31/96                                11610          11706           11483
12/31/97                                13745          15481           14035
12/31/98                                16693          18441           15127
12/31/99                                20883          21155           19391
12/31/00                                22524          24860           20605


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 12/31/00

                                                          Since     Inception
                               1 Year      3 Years     Inception         Date

                                 7.86%       17.90%       20.18%     7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/00

 TEN BEST CONTRIbutions
--------------------------------------------------------------------------------

  Lincare                                                          23(cents)

  AmeriSource Hea                                                  21

  Omnicare                                                         21

  Concord EFS                                                      19

  Affiliated Comp                                                  18

  Wellpoint Healt                                                  13

  King Pharmaceut                                                  13

  Waters Corporat                                                  11

  TJX                                                              10

  St. Jude Medica                                                   9

  Total                                                           158(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

  Circuit City Stores                                      -18(cents)

  KLA-Tencor                                                       13

  Allegiance Telecom                                               13

  Lattice Semiconductor                                            13

  Western Wireless                                                 12

  Xilinx                                                           11

  Vitria Technology                                                11

  QLT                                                              10

  Analog Devices                                                   10

  DoubleClick **                                                   10

  Total                                                    -121(cents)
--------------------------------------------------------------------------------

12 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
  AmeriSource Health                                               40(cents)

  Waddell & Reed Financial                                         33

  Waters Corporation                                               31

  Concord EFS                                                      25

  Teva Pharmaceutical                                              23

  Federated Investors                                              21

  Lincare *                                                        20

  BJ Services                                                      20

  PMC-Sierra **                                                    19

  Devon Energy                                                     17

  Total                                                           249(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

  Circuit City Stores                                      -28(cents)

  Western Wireless                                                 20

  CIBER                                                            18

  Keane                                                            16

  Allegiance Telecom                                               13

  Novell **                                                        13

  KLA-Tencor                                                       13

  priceline.com ***                                                12

  DoubleClick ***                                                  12

  E*TRADE Group *                                                  12

  Total                                                    -157(cents)


  *        Position added
  **       Position eliminated
  ***      Position added and eliminated


Financial Highlights

Mid-Cap Equity Growth Fund

                                 For a share outstanding throughout each period
                                 -----------------------------------------------
  x                                                           Year    7/31/96
  x                                                          Ended    Through
  x                      12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE                 x          x          x          x          x
Beginning of period      $  20.07   $  16.28   $  13.69   $  11.59   $  10.00

  Investment activities
  Net investment
  income (loss)             (0.04)     (0.02)     (0.04)    (0.01)*      0.02*
  Net realized
  and unrealized             1.59       4.08       2.94       2.14       1.59
  gain (loss)
  Total from
  investment
  activities                 1.55       4.06       2.90       2.13       1.61

  Distributions
  Net investment
  income                     --         --         --         --        (0.02)
  Net realized
  gain                      (1.78)     (0.27)     (0.31)     (0.03)      --

  Total
  distributions             (1.78)     (0.27)     (0.31)     (0.03)     (0.02)

NET ASSET VALUE
End of period            $  19.84   $  20.07   $  16.28   $  13.69   $  11.59

                         -------------------------------------------------------
                                                                     $  11.59
Ratios/Supplemental Data

Total return(diamond)        7.86%     25.10%     21.45%     18.39%*    16.10%*

Ratio of total expenses
to average net assets        0.65%      0.70%      0.85%      0.85%*     0.85%*!

Ratio of net investment
income (loss) to average
net assets                  (0.20)%    (0.13)%    (0.35)%    (0.12)%*    0.43%*!

Portfolio turnover rate      67.5%      55.4%      52.8%      41.0%      31.3%!

Net assets, end of
period (in thousands)    $308,336   $265,724   $131,575   $ 57,974   $ 14,367

diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 0.85% voluntary expense
     limitation in effect through 12/31/97.
!    Annualized

The accompanying notes are an integral part of these financial statements.


Shares Value In thousands


Statement of Net Assets
Mid-Cap Equity Growth Fund
December 31, 2000

                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS  98.6%

FINANCIAL  12.3%

Bank and Trust 0.6%
North Fork Bancorporation                                80,400   $    1,974

                                                                       1,974

Insurance 3.7%

ACE                                                      71,600        3,039

MGIC Investment                                          40,800        2,751

Progressive                                               7,000          725

Protective Life                                          62,600        2,019

Radian Group                                             36,700        2,755


Financial Services 8.0%

Capital One Financial                                    55,600        3,659

E*TRADE Group *                                          79,500          588

eSpeed (Class A) *                                        7,300          116

Federated Investors (Class B)                           167,000        4,864

Franklin Resources                                       84,100        3,204

Heller Financial                                        123,300        3,784

Waddell & Reed Financial
(Class A)                                               161,900        6,091

Waddell & Reed Financial
(Class B)                                                64,750        2,428

                                                                      24,734

Total Financial                                                       37,997


HEALTH CARE 21.7%

Pharmaceuticals  5.1%

Allergan                                                 31,700        3,069

ALZA *                                                    8,000          340

King Pharmaceuticals *                                   96,600        4,993

Shire Pharmaceuticals ADR *                              58,700        2,695

Teva Pharmaceutical ADR                                  50,700        3,712

Watson Pharmaceuticals *                                 17,000          870

                                                                      15,679

Biotechnology  6.9%

Abgenix *                                                18,400        1,087

Affymetrix *                                             24,600        1,830

Alkermes *                                               16,200          509

Cephalon *                                               35,500        2,247

Gilead Sciences *                                        45,600        3,782

Human Genome Sciences *                                   8,900          617

IDEC Pharmaceuticals *                                    9,800        1,857

Incyte Genomics *                                        33,800     $    840

Invitrogen *                                             27,600        2,384

MedImmune *                                              52,100        2,486

QLT *                                                    53,700        1,507

Sepracor *                                               27,500        2,202

                                                                      21,348


Medical Instruments and Devices  4.3%

Apogent Technologies *                                  130,500        2,675

Cytyc *                                                  21,600        1,350

St. Jude Medical *                                       63,900        3,926

Waters *                                                 63,100        5,269

                                                                     13,220

Health Care Services  5.4%

Laboratory Corporation
of America *                                              3,500          616

Lincare Holdings *                                      101,000        5,760

Omnicare                                                230,300        4,980

WebMD *                                                  23,300          186

Wellpoint Health Networks *                              43,100        4,967

                                                                      16,509


Total Health Care                                             x       66,756

CONSUMER  7.0%

Soft Goods Retailers  1.4%

TJX                                                     151,100        4,193

x                                                             x        4,193

Hard Goods Retailers  4.9%

Best Buy *                                               30,500          902

BJ's Wholesale Club *                                    79,300        3,043

Borders Group *                                          60,900          712

Circuit City Stores                                      96,100        1,105

Consolidated Stores *                                   101,900        1,083

Family Dollar Stores                                    164,900        3,535

Garmin *                                                 26,900          534

O'Reilly Automotive *                                    99,400        2,693

Whole Foods Market *                                     26,800        1,635

x                                                                     15,242

Restaurants  0.7%

Outback Steakhouse *                                     86,300        2,233

                                                                       2,233

Total Consumer                                                        21,668


TECHNOLOGY  17.7%

Computer Software  6.3%

Electronic Arts *                                        59,800        2,551

Informatica *                                            45,000   $    1,779

Internet Security Systems *                              36,100        2,830

Intuit *                                                 68,900        2,715

Macromedia *                                             21,900        1,330

Mercury Interactive *                                    23,400        2,111

NetIQ *                                                  34,600        3,022

Peregrine Systems *                                     113,800        2,244

Vignette *                                               29,100          528

Vitria Technology *                                      40,100          310

                                                                      19,420


Semiconductors and Components  6.2%

Analog Devices *                                         73,900        3,783

KLA-Tencor *                                            140,900        4,751

Lattice Semiconductor *                                 178,000        3,265

Maxim Integrated Products *                              48,800        2,332

Molex (Class A)                                          48,550        1,236

Novellus Systems *                                       36,800        1,319

Xilinx *                                                 54,500        2,524

                                                                      19,210


Networking and Telecom Equipment  1.0%

McDATA *                                                 12,900          707

Newport                                                   8,900          700

QLogic *                                                  8,900          687

Sonus Networks *                                         36,800          927

                                                                       3,021


E-Commerce  1.8%

CNET Networks *                                          45,100          722

Exodus Communications *                                 122,400        2,444

HomeStore.com *                                          60,700        1,224

PurchasePro.com *                                        39,000          681

RealNetworks *                                           58,300          507

                                                                       5,578

Computer Hardware/Peripherals  2.4%

Flextronics International *                              80,300        2,288

Jabil Circuit *                                          81,100        2,058

Sanmina *                                                23,900        1,832

SCI Systems *                                            39,800        1,050

                                                                       7,228


Total Technology           54,457

BUSINESS SERVICES  29.0%

Telecom Services  6.3%

Allegiance Telecom *                                    145,700        3,251

Charter Communications
(Class A) *                                              94,100   $    2,138

Crown Castle International *                             95,900        2,598

McLeod USA *                                            201,000        2,839

Rogers Communications                                    74,200        1,261

Triton PCS Holdings *                                    46,400        1,585

Western Wireless *                                      143,300        5,620

                                                                      19,292
Computer Services  7.8%

Affiliated Computer Services
(Class A) *                                              88,000        5,341

BISYS Group *                                            53,900        2,826

Ceridian *                                               81,700        1,629

Concord EFS *                                           146,800        6,450

Galileo International                                    94,100        1,882

NOVA *                                                  124,300        2,478

SunGard Data Systems *                                   71,200        3,355

                                                                      23,961


Distribution  3.8%

AmeriSource Health *                                    141,000        7,120

MSC Industrial Direct *                                  57,400        1,037

Sysco                                                    48,500        1,455

Tech Data *                                              76,900        2,079

x                                                             x       11,691

Media and Advertising  3.5%

Catalina Marketing *                                     74,300        2,893

Cox Radio (Class A) *                                    55,700        1,257

Entercom Communications *                                17,800          613

Entravision Communications *                             59,600        1,095

Lamar Advertising *                                      78,600        3,043

TMP Worldwide *                                          34,700        1,911

                                                                      10,812

Environmental  1.3%

Republic Services (Class A) *                           224,500        3,859

                                                                       3,859


Miscellaneous Business Services  4.8%

CIBER *                                                  52,100          254

Hertz                                                    47,800        1,631
Iron Mountain *                                          34,500        1,281
Keane *                                                 100,600          981

Manpower                                                111,400        4,233
Robert Half
International *                                         151,100        4,004

Viad                                                    106,500        2,450

                                                                     14,834


Transportation  0.8%

C.H. Robinson Worldwide                                  25,300   $      796
Expeditors International
of Washington                                            30,100        1,623

x                                                             x        2,419


Engineering and Construction  0.5%

Martin Marietta Materials                                40,100        1,696

x                                                             x        1,696

Utilities  0.2%

NewPower Holdings *                                      73,000          716

                                                                         716


Total Business Services                                               89,280


ENERGY  7.2%

Exploration and Production  2.7%

Devon Energy                                             81,600        4,975

Ocean Energy *                                          197,300        3,428

x                                                             x        8,403

Energy Services  4.5%

BJ Services *                                            53,100        3,657

Diamond Offshore
Drilling                                                 92,700        3,708

Smith International *                                    36,200        2,699

Tidewater                                                85,400        3,790

                                                                      13,854

Total Energy                                                         22,257


INDUSTRIAL  3.2%

Machinery  3.2%

Danaher                                                  41,500        2,837

ITT Industries                                           72,800        2,821

Pentair                                                  91,600        2,216

Teleflex                                                 32,400        1,432

United Rentals *                                         36,100          485

Total Industrial                                          9,791


BASIC MATERIALS  0.2%

Metals and Mining  0.2%

Allegheny Technologies                                   48,300    $    767


Total Basic Materials                                                   767

Total Miscellaneous Common
  Stocks 0.3%                                                          1,071

Total Common Stocks (Cost  $241,295)                                 304,044


SHORT-TERM INVESTMENTS  1.4%

Money Market Funds  1.4%

Government Reserve Investment
  Fund, 6.34% #                                       4,374,733        4,375

Total Short-Term Investments
  (Cost  $4,375)                                                       4,375


Total Investments in Securities

100.0% of Net Assets (Cost $245,670)                              $  308,419


Other Assets Less Liabilities                                           (83)

NET ASSETS                                                        $  308,336

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $    2,368

Net unrealized gain (loss)                                            62,749

Paid-in-capital applicable to 15,544,477
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                               243,219

NET ASSETS                                                        $  308,336

NET ASSET VALUE PER SHARE                                         $    19.84

# Seven-day yield
* Non-income producing
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Statement of Operations

Mid-Cap Equity Growth Fund
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/00

Investment Income (Loss)

Income
  Dividend                                                         $     928
  Interest                                                               495
  Total income                                                         1,423

Expenses
  Investment management                                                1,896
  Custody and accounting                                                 117
  Legal and audit                                                         13
  Registration                                                            11
  Shareholder servicing                                                   10
  Miscellaneous                                                            9
  Directors                                                                7
  Prospectus and shareholder reports                                       3
  Total expenses                                                       2,066
  Expenses paid indirectly                                                (4)
  Net expenses                                                         2,062

Net investment income (loss)                                            (639)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                24,541
Change in net unrealized gain or loss on securities                   (2,969)
Net realized and unrealized gain (loss)                               21,572

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   20,933
                                                                  ----------

Statement of Changes in Net Assets
Mid-Cap Equity Growth Fund
In thousands

                                                           Year
                                                          Ended
                                                        12/31/00     12/31/99

  Increase (Decrease) in Net Assets
  Operations
       Net investment income (loss)                  $     (639)  $     (257)

       Net realized gain (loss)                          24,541        9,423

       Change in net unrealized gain or loss             (2,969)      42,471

       Increase (decrease) in net
       assets from operations                            20,933       51,637

       Distributions to shareholders
       Net realized gain                                (25,547)      (3,557)

Capital share transactions *
       Shares sold                                       73,386      106,463

       Distributions reinvested                          22,757        3,226
       Shares redeemed                                  (48,917)     (23,620)

       Increase (decrease)
       share transactions
       in net assets from capital                        47,226       86,069

Net Assets

       Increase (decrease) during period                 42,612      134,149

       Beginning of period                              265,724      131,575

       End of period                                 $  308,336   $  265,724
                                                     ----------   ----------

       *Share information
       Shares sold                                        3,493        6,333

       Distributions reinvested                           1,164          176

       Shares redeemed                                   (2,350)      (1,355)

       Increase (decrease) in shares outstanding          2,307        5,154


Notes to Financial Statements
Mid-Cap Equity Growth Fund
December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $229,500,000 and $206,722,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

  Undistributed net investment income                      $  639,000
  Undistributed net realized gain                          (2,190,000)
  aid-in-capital                                            1,551,000

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $245,670,000. Net unrealized gain aggregated $62,749,000 at period-end, of which $86,952,000 related to appreciated investments and $24,203,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (Price Associates or the manager), a wholly owned subsidiary of T. Rowe Price Group (Price Group), provides for an annual investment management fee, of which $153,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $73,000 for the year ended December 31, 2000, of which $7,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $495,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To The Board of Directors and Shareholders of The
Mid-Cap Equity Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Equity Growth Fund (one of the portfolios comprising Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $27,736,000 from long-term capital gains, subject to the 20% rate gains category.